UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 31, 2007

GENERAL COMMUNICATION, INC.

(Exact name of registrant as specified in its charter)

State of Alaska	0-15279	92-0072737
(State or other Jurisdiction of	(Commission File No.)	(I.R.S Employer
Incorporation or organization)		Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska		99503
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code (907) 868-5600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(c))

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           General Communication, Inc. (“Company”) announces the resignation, for personal reasons, of Alfred J. Walker, its Vice President, Chief Accounting Officer, effective August 31, 2007.

(c)           The Company has appointed Lynda L.Tarbath as its Vice President, Chief Accounting Officer to replace Mr. Walker, effective August 31, 2007.

Prior to assuming this new position, Ms. Tarbath was Controller for the Company from August 1996.  Prior to that she was our Assistant Controller for two years.  Ms. Tarbath is 42 years of age.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL COMMUNICATION, INC.
(Registrant)

Date: August 31, 2007	/s/ John M. Lowber
John M. Lowber
Secretary and Senior Vice President,
Chief Financial Officer
(Signature)